

# Poised to Accelerate our Transformation as a Global Leader in Healthy and Organic Foods

SunOpta

Bringing **well-being** to life

# Forward Looking Statements

This presentation may include forward-looking statements and therefore is subject to important risks and uncertainties. Actual results could differ materially from the conclusions, forecasts and projections as certain material factors and assumptions were applied in drawing conclusions and in making the forecasts or projections upon which the forward-looking statements are premised.

Additional information about these material factors and assumptions, as well as other risks, uncertainties and/or relevant factors, are set forth under "Forward Looking Statements," and "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2016 (available at www.sec.gov).



# 2016 Analyst Day Objectives

I. Gain a better understanding of SunOpta and where we are today

II. Clearly lay out where we are going for the next 24-36 months

III. Learn how innovation is a key element of our strategies and future

*During today's presentation, we will not be discussing or answering any questions in regards to Q1 financial results or performance.*

# Agenda

I. Introductions

II. Management presentations

Rik Jacobs - SunOpta's Transformation
*President and Chief Executive Officer*

John Ruelle - Global Ingredients
*Senior Vice President, RMSS, Healthy Snacks*

Joe Davidson - Healthy Beverages
*Senior Vice President, Healthy Beverages*

Mark Murai - Healthy Fruit
*Vice President, International and Field Operations | Sunrise Growers, Inc*

John Ruelle - Healthy Snacks

Rob McKeracher - Financial Overview
*Chief Financial Officer*

III. Concluding items

# We Operate in Growing non-GMO and Organic Markets

**ORGANIC**

US Food & Beverage
**SALES** ($ Billions)



$32
$36
2013A
2014A
11.0% Y-O-Y Growth

**NON-GMO**



$178
$200
2013A
2014A
12.4% Y-O-Y Growth

Source: Euromonitor, IRI, Mintel, Nielsen, Non-GMO Foods: Market Perspective, Organic Trade Association, Packaged Facts

Underpinned by Growing **CONSUMER TRENDS**

Awareness of Linkage Between Diet & Health



GMO, Food Additive & Allergen Concerns



Evolving Consumer Demographics (Millennials & Boomers)



Well positioned to take advantage of a vibrant and growing marketplace

*Optimized portfolio, reorganized teams and integrated platforms*

Scalable operations in key product categories supported by an innovation pipeline

Focused on execution, filling new capacity and achieving operational excellence

Strategies are in place but our near term margin issues will not be solved in a quarter



# The Key to “Fix” our Business is Excelution

*With Customers and Employees, Keeping an Eye on Costs*







## CUSTOMERS

**Commercial**:
Intimacy, diversification, pricing

**Innovation**:
From reactive to proactive

**Supply Chain**:
Delight from order entry to delivery

## EMPLOYEES

**Heads**: Engagement in strategy and plans

**Hearts**: Empower to bring well-being to life

**Hands**: Translate to actions every day

## COSTS

**Expenses**:
Maximize sustainable leverage

**Investments**:
Build for competitive advantage

**Acquisitions**:
Expand platform or tuck into core

# More Than 35 Acquisitions Since 1999

*But Integration Only Started 18 Months Ago*

Cleugh's Frozen Foods Inc.

NFD Northern Food & Dairy

Nordic Aseptic Inc.

First Light Foods

WildWest Organic Harvest

Simply Organic Your Natural Choice

Opta® Food Ingredients, Inc.

Kettle Valley Dried Fruit Company

Pro Organics Canada's Organic Fresh Food Leader

Dakota Gourmet®

Distribue-Vie Fruits & légumes biologiques inc.

General Mills

Supreme Foods Limited

Snapdragon Natural Foods Inc.

Kofman-Barenholtz Foods Limited

Organic Ingredients

Earthwise Processors LLC.

SunRich

Pacific Fruit Processors, Inc A SunOpta Company

Les Importations Casheres Hahamovitch Inc.

Purity Life Health Products Limited

HFG Hess Food Group

QUEST®

Aux Mille et Une Saisons Inc.

Baja California Congelados, S.A. de C.V.

Congeladora del Rio, S.A. de C.V.

ProSoya inc.

Tradin Organic Global Organic Ingredients

Dahlgren

Edner Corp.

Niagara Natural™

Sunrise Growers

Neo-Nutritionals Inc.

Juice Heads

OLC

CitruSource

# Transformative Year in 2015

## Three Acquisitions in Consumer Product Business



Sunrise Growers



Niagara Natural



CitruSource



Q4 2014 Revenues
43%
57%
Q4 2015 Revenues
55%
45%
Global Ingredients
Consumer Products

# Now Three Clear CPG Platforms

*Supported By Sourcing and Selling Raw Materials and Ingredients*





| Healthy Beverages | Healthy Fruit | Healthy Snacks |
|---|---|---|
| Aseptic non-dairy, low acid beverages | IQF fruit for retail | Fruit-based snacks |
| Chilled juice | IQF fruit and purees for foodservice | Roasted snacks |
| Shelf stable juice | Fruit-based ingredients | Nutritional bars |
| Functional waters | | Pouches |

Sourcing and supply of non-GMO and organic fruit, seeds, nuts, grains, sweeteners, cocoa, coffee as raw materials and processed ingredients

# Private Label/Store Brands Innovation Key

*To Grow our Categories in Natural and Organic*


NEW BRAND
New Brand
PRIVATE LABEL
New Brand
NEW BRAND


Imitator
Innovator

# Our Playbook

| | |
|---|---|
| **PURPOSE** | **We responsibly bring healthy food from field to table** |
| **VALUES** | **Three interdependent core values which we live by and set us apart**<br><br>**1. Unrelenting**<br>Definition: Conducting something in a constant way without stopping or becoming less forceful<br>Example: Passionately work to achieve goals; does not leave job unfinished; brings actions to closure; delivers on commitments<br><br>**2. Adaptable**<br>Definition: Willing and able to adjust oneself readily to different conditions<br>Examples: Willing to learn new roles/skills; look at problems from different perspectives; listen to/accept different ideas<br><br>**3. Collaborative**<br>Definition: Challenging others in a cooperative and positive manner to ensure the best outcome of any situation<br>Examples: Involving others in decision making/problem solving; active participation on teams; courage to voice concern |
| **WHAT WE DO** | **We source, create and package healthy food** |
| **STRATEGY** | **1. Focus on an efficient vertically integrated supply chain (2-touch)**<br>• Turnkey solutions in Consumer Products using our own ingredients<br>• Expand our sourcing capabilities for competitive advantage<br><br>**2. To build private label brands**<br>• Create loyalty because of our unique innovations and efficient supply chain to serve retailers/food service<br>• Work with brand owners on new products to ultimately create private label opportunities<br><br>**3. In emerging healthy categories**<br>• Focus on Healthy Beverage, Healthy Fruit and Healthy Snacks utilizing our consumer insights<br>• Operate at the leading edge of trends with ingredients and sourcing expertise |

# For the Rest of the Presentation…

- Insight into SunOpta's category leadership in Global Ingredients, Healthy Beverages, Healthy Fruit and Healthy Snacks
  - Category trends and how SunOpta expects to profit from these trends

- Analysis of SunOpta's mid-term (24 to 36 month) financial targets
  - P&L and balance sheet

- Recap of SunOpta's playbook, focus on excelution and key priorities

- Innovation Center tour and how R&D helps grow revenue, reduce costs and strengthen customer relationships



# Global Ingredients

# Delivering Global Supply Chain Expertise and Operational Integrity











Our secured supply chain leads around the globe





## A global supply chain

SunOpta has gone to the ends of the Earth to create a unique, highly efficient global supply chain. We connect all of our 5,000 farms straight to you, quickly, smoothly and affordably, ensuring quality feed ingredients while maintaining an uninterrupted supply.

## Efficient transload locations

Part of making certain our shipping network is always operating at peak efficiency and with the lowest possible carbon footprint, we've selected several major U.S. ports that allow for the most cost-effective rail and road deliveries to all of our customers.

**At SunOpta, we've developed highly efficient global supply chain capabilities by cooperating with farms in some of the most highly productive regions to deliver the lowest landed cost to your door.**

## Trace nutrition straight to its source

We understand how important it is for organic and non-GMO food producers and consumers to be able to track their food back to its source. Our **TIP™ (Traceability Integrity Program)** makes it possible to follow every grain and oil seed straight back to it's origin, ensuring maximum quality in every shipment.

## Do you know your supply chain quality?

SunOpta's uninterrupted supply chain guarantees product integrity by allowing you to track our products back to their point of origin, all while helping to meet an ever-growing demand of safe and high-quality food.

## Top certification, peak nutrition, bright future

SunOpta has earned the world's top safety and nutrition certifications thanks to our internal and external verification systems, ensuring producers they're choosing the highest quality organic, non-GMO feed available.

- USDA Organic Certification
- 3rd Party Quality Systems Audits
- TIP™ (Traceability Integrity Program) SunOpta's traceability program



SunOpta Manufacturing Facilities
Transload Locations
Key Supply Sources
Tacoma, WA
Oakland, CA
Los Angeles, CA
Houston, TX
Norfolk, VA
Baltimore, MD
Montreal, Quebec



Packaging Options
Bag
Tote
Bulk



Freight Options

# Category Overview: Global Ingredients

- US organic category sales growth to >$39B
- 14% increase from 2014
- Projected to continue at this pace through 2018
- Access to supply is critical


Source: Organic Trade Association
Total U.S. Organic Sales and Growth, 2004–2014
$40,000,000,000
$30,000,000,000
$20,000,000,000
$10,000,000,000
$0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Organic Non-Food Sales
Organic Food Sales



# Six Product Desks > $600M External Sales

Organic ~$420M

Specialty ~$190M

**CSO**
Cocoa, Sugar & Oil

**SNP**
Seeds, Nuts & Pulses

**JSF**
Juices, Sweeteners & Fruits

**Sunflower**
In-shell, Kernel

**Soybean**
Whole, Meal

**Corn & Feed**
Whole, Meal




SUPPLIERS/ VENDORS
MANUFACTURERS
DISTRIBUTORS/ WHOLESALERS/ RETAILERS
CONSUMERS
UPSTREAM
DOWNSTREAM

# Serving 16 Industry Categories



- Baby & Toddler Food
- Bakery
- Beverages
- Cereals & Granolas
- Cocoa & Chocolate
- Confectionary
- Conserves
- Dairy
- Dressings & Condiments
- Foodservice
- Frozen Food
- Pharmaceutics & Cosmetics
- Soups & Sauces
- Spreads & Jams
- Sweetening Solutions
- Wholesalers & Packages

# Category Overview: GI Products & Customers

**Representative Customers**

Logos Redacted

- SunOpta has one of the largest organic raw material ingredient sourcing and supply networks in the world[1]
- Very diverse customer base across numerous categories globally: largest customer represents < 3% of revenue

Sales by Geography[2]



4%
2%
5%
2%
18%
70%
US
Europe
Canada
Asia-Pacific
Middle East
Other

Sales by Product Category[2]



4%
2%
2%
2%
<1%
4%
20%
5%
5%
14%
7%
8%
10%
15%
Seeds
Feed
Fruits & Vegetables
Nuts & Dried Fruit
Grains, Rice and Pulses
Ingredients
Coffee
Oils & Fats
Cocao
Liquid Sweetners
Corn
Agronomy
Sugars
Other

SunOpta

1. Based on management estimates
2. Segmentation by product category and geography charts based on management estimates of current sales trends

# Global Sourcing Projects



United States
Soy
Corn
Sunflower
Mexico
Agave
Orange juice
Serbia
Fruit
Berries
China
Goji berries
Pumpkin seeds
Vietnam
Cashew nuts
Pineapple
Bulgaria
Sunflower
Pakistan
Rice
Philippines
Cocoa
Coconut
Banana
Peru
Quinoa
Chia
Ethiopia
Sesame
Coffee
Indonesia
Coconut sugar
Chile
Apple

# Global Ingredients Recent Performance & Strategic Initiatives



- First U.S. company non-GMO PVP certified
- Launching new ingredient programs (e.g. ginger, oat)
  - Two-touch integrated supply chains are key
  - Capabilities should leverage multiple categories
- Critical in helping launch new CPG products
  - Organic in-shell and kernel sunflower
  - Chickpea and fava bean roasted snacks
  - Supply chains for high-protein and high-fiber snacks
- Access to supply is key and we have built up the supply chains
- Realigning domestic business in response to strong U.S. Dollar









# Healthy Beverages

# Healthy Beverages Overview

| | | | | | | |
|---|---|---|---|---|---|---|
| **Product Offering** |  Non-dairy Aseptic |  Aseptic Teas |  Aseptic Broths |  Refrigerated Premium Juices |  Shelf-stable Beverages |  Functional Waters |
| **Competitive Positioning / Strengths** | Leading position in non-dairy aseptic beverages | National aseptic footprint with available capacity of approx. 10M cases | | Vertically integrated producer | | Leading organic orange juice manufacturer in North America; 15% of private label orange juice |
| **Representative Customers** | Logos Redacted | | | | | |
| **Facilities** | 3 Aseptic Plants | | | 3 Extraction Plants | 1 Plant & *2 Co-Pack Locations* | |
| | Modesto, CA<br>Alexandria, MN<br>Allentown, PA | | | Modesto, CA<br>Alexandria, MN<br>Heuvelton, NY | San Bernardino, CA<br>*Stockton, CA*<br>*Fort Pierce, FL* | |

# Category Overview: Aseptic

- Key to success in the **aseptic category** space is taking share in non-dairy and continuing to expand in fast growing categories
  - Focus categories represent $1.1Bn addressable market
  - Key categories grew 6.3% overall in 2015 with many exhibiting strong double digit growth


ASEPTIC
BEVERAGES
ASEPTIC
ASEPTIC
ASEPTIC

Key Focus Categories ($ Millions)


Broth & Stock
$730
+9.0%
Coconut Water
$171
+12.2%
Liquid Tea*
$60
+13.7%
Non-Dairy*
$154
-11.5%
2014
2015

Source: Nielsen, Total US XAOC. Latest 52 weeks ending 2/13/16
*Largest customers not included in Nielsen

SunOpta

# Aseptic: Strategic Initiatives and Recent Highlights


12.99

## Strategic Initiatives

- Increasing facility utilization
  - Use our national footprint to take share
  - Innovate using control brands
  - Expand presence in other growing categories
- Lower conversion cost per case and maximize production mix

## Recent Highlights

- Signed multi-year contracts with two leading national customers
- Start up in Allentown with leading organic brand
- Testing non-dairy shelf-stable with fastest growing retailer
- Innovating on new non-dairy beverages (Lovers Line, Oat-milk)
- Expanding and innovating on broth offerings

# Category Overview: Premium Juice



- Refrigerated Juice is a **$5.5 billion category and growing 1.4%**
- Premium Juice is **58.1% share** of the Refrigerated Juice category and a **$3.2B category** (+0.1% vs YAG)
- Consumers are looking for no-sugar added claims on juices, with 70% of consumers paying attention to sugar as an ingredient

**Segment Dollar Sales:**

- Premium: $3.2B, +0.1% vs YA
- All Other: $2.3B, +3.3%% vs YA

DOLLAR SHARE BY SEGMENT


All other
41.9%
Premium
58.1%

Source: Nielsen, Total US XAOC, 52 Weeks ending 3/12/16. Category = total refrigerated juice.

# Premium Juice: Strategic Initiatives and Recent Highlights



**Strategic Initiatives**

- Sell raw juice as ingredient into fast-growing super premium segment [HPP]
- Expand presence in private label organic and NFC orange juice market
- Expand beyond orange juice with innovative two-touch adult juice beverages

**Recent Highlights**

- Testing raw lemon and orange juice to be used as an ingredient in multiple applications
- Secured new leading retail and club customer for NFC orange juice
- Two-touch mango orange, ginger lemonade and low-sugar lemonade launched with retail partner



# Healthy Fruit

# Healthy Fruit Overview

<table>
<tr><td>Product Offering</td><td colspan="2"><br>IQF fruit for retail</td><td colspan="2"><br>Formulated fruit solutions for foodservice</td><td colspan="2"><br>Custom fruit preparations for industrial use</td></tr>
<tr><td>Competitive Positioning / Strengths</td><td>Extensive access to supply</td><td colspan="2">Low-cost supply chain</td><td colspan="2">Aligned with industry leading customers</td><td>Category management approach</td></tr>
<tr><td>Representative Customers</td><td colspan="6">Logos Redacted</td></tr>
<tr><td>Facilities</td><td colspan="6">Santa Maria, CA<br>Oxnard, CA (two facilities)<br>South Gate, CA<br>Kansas City, KS<br>Jacona, Michoacán, Mexico</td></tr>
</table>

# Category Overview: Healthy Fruit

## Best-In-Class-Profile

| | |
|---|---|
| **22%** | Market leading position in private label frozen fruit |
| **10+ Year** | Relationships with each top 10 customer |
| **6** | Strategically located manufacturing facilities |
| **$411M** | 2015 pro-forma sales |

## U.S. Frozen Fruit Retail Sales



2011 – 2014 CAGR: 17.5%
$864
$1,026
$1,221
$1,401
2011
2012
2013
2014
$ millions

## Category Profile

- Rapidly growing, on-trend food category
- Household penetration only 30% for frozen fruits (compared to 89% for frozen vegetables)
- Consumers using frozen fruit in new and varying ways

SunOpta

1. Source: AC Nielsen, AT Kearney, IRI Multi Outlet Data for the 52 weeks ending December 28, 2014.

# Highly Favorable Private Label Trends

*Consumers pay less while retailers realize better margins*

- Consumers prefer private label to branded frozen fruit given pricing advantages in addition to no differences in quality, packaging, and assortment
- 66% of the frozen fruit category is private label [(1)]
- Provide retailers margin advantages over branded product
- Private label pricing centers on an everyday low price position, eliminating the need for promotional discounting [(2)]


brand
Mixed Fruit
Mixed Fruit
brand
Sliced Strawberries
Whole Strawberries
brand
Mixed Berries
Whole Blueberries

Product quality meets/exceeds branded standard | Lower Price Point | Higher Retailer Margin

(1) Source: AC Nielsen, AT Kearney and management estimates
(2) Less than 20% of PL fruit is sold on deal (IRI).

# Supply Chain Snapshot

2016 Expected Production by Geography


Mexico
California
Kansas City

- Optimized network of six facilities
- Significant distribution efficiencies
- Recently expanded processing capabilities

2016 Expected Mix of Fruits


Other
Mango
Blueberry
Mix/Blend
Strawberry

- Diversified global sourcing platform
- Handle over 250M lbs annually
- Full line of fruit varieties
    - 24 fruit types
    - ~10% organic and growing

SunOpta

# Strategic Initiatives and Recent Highlights

**Strategic Initiatives**

- Capturing $5M - $7M in synergies in 2016
- Expansion in Central Mexico and Kansas City
- Tapping into SunOpta's existing international sourcing network
- Process innovation
  - Optical sorting, automated handling
- Adding mango and blackberry production



**Recent Highlights**

- Closure of facility in Buena Park on track
- Customer set maintained and contracted post acquisition
- Investments prior to close are living up to expectations



# Healthy Snacks

# Healthy Snacks Overview

| | | | | |
|---|---|---|---|---|
| **Product Offering** |  Fruit Snacks |  Nutritional Bars |  Sunflower Roasted Snacks |  POUCH Pouches |
| **Competitive Positioning / Strengths** | Leading position in premium healthy fruit snacks | Competitive non-GMO and organic production capabilities | At forefront of innovation within the healthy snack sector | National footprint in fruit snacks and pouches |
| **Representative Customers** | Logos Redacted | | | |
| **Facilities** | Fruit snack processing, warehouse and distribution | Nutrition bar processing, warehouse and distribution | Fruit snack processing, warehouse and distribution | Pouches and aseptic processing and packaging |
| | Omak, WA | Carson City, NV | Niagara, ON | Allentown, PA<br>*Sanger, California* |

# Category Overview: Healthy Snacks

**Momentum in Healthy Categories – Industry Sales** ($ Billions)



Healthy Snacks
+1.0%
+10.0%
$5.5B
$5.8B
+4.9%
+22.2%
$1.0B
$1.0B
$1.8B
$2.0B
$0.2B
$0.3B
Fruit Snacks
Nutrition Bars[1]
Roasted Snacks[2]
Flexible, Re-Sealable Pouches[3]
Prior Year
Current
% Increase

Source: Nielsen XAOC (Note: In $ bn. Current as of July 4, 2015)
1. As of January 17, 2015
2. As of September 27, 2014
3. Baby food puree category

## Top Ten Trends

1. Organic growth for clear label
2. Free from for all
3. The “flexitarian” effect
4. Processing the natural way
5. Green light for vegetables
6. Creating a “real” link
7. Small players big ideas
8. Beyond the athlete
9. The indulgence alibi
10. Tastes for new experiences

Source: Innova Market Insight

# Competitive Positioning: Healthy Snacks

*Uniquely positioned assets combined with a strategic supply chain and innovation resources sets SunOpta apart from other category participants*

**Barriers to entry**

- Multi-year agreements with category leaders
- Global supply chain for specialty ingredients
- Significant capital investments in capabilities
- Turn-key solutions for retailers and food service

**Bi-Coastal production = lowest landed cost**

- Premium fruit snacks
- Pouch
- Category driven by innovation



# Strategic Initiatives and Recent Highlights



- Two major new product launches in Q2
  - Private label chickpeas
  - Disruptive bar - superfood/ancient grain
- OptaCore – helping retailers stay on trend and ahead of the curve
  - Category management with control brands
  - Value-based pricing
  - Leverage innovation
  - Expected to drive further turn-key opportunities with retailers
- Potential to grow snack business by ~$50M to $65M over the mid-term with existing platform


Fruit
Strips


Sunflower
KERNELS

# Financial Review

# Financial Review

## Focus Areas

1. Mid-term (24 to 36 month) growth profile and margin expansion targets

2. Detail on debt capital structure
   - Global ABL
   - 2nd Lien Loan
   - Leverage reduction targets



Q4 2014 Revenues
43%
57%
Q4 2015 Revenues
45%
55%
Consumer Products
Global Ingredients

# Global Ingredients




$619M Rev
10.3% GM
Specialty
Organic
2014
$611M Rev
11.5% GM[a]
Specialty
Organic
2015

| Sales Growth | GM% |
|---|---|
| nominal | 12%-14% |
| 8%-10% | |

**Mid-term target**

***Priorities to achieve targets:***

1. Continue to develop new sources of supply to support growth (internal and external)
2. Increase “two-touch” internal sourcing for CPG
3. Mix shift towards more organic

[a] adjusted by $3.8 million to account for demurrage, detention and other related expenses as well as inventory reserves and low margin sales to reduce inventory exposures

# Consumer Products

*Healthy Beverages*


coconut
LOVERS™
ORGANIC
coconutmilk
A delicious blend of
coconutmilk & coconut water
USDA
ORGANIC
Sunrich
NATURALS
NET 32 FL OZ (1QT) 946mL


$261M Rev
15.4% GM
Non-Aseptic
Aseptic
2014
$269M Rev[a]
12.5% GM[b]
Non-Aseptic
Aseptic
2015

| Sales Growth | GM% |
|---|---|
| 8%-10% | 16%-18% |
| >15% | |

**Mid-term target**

***Priorities to achieve targets:***

1. Innovation and winning market share in aseptic
2. Increasing utilization to ~85% driving plant efficiency
3. Re-enter juice extraction market to increase facility utilization (bottling and extraction)

[a] includes revenue from Citrusource from March 2, 2015
[b] adjusted by $5.0 million to account for plant expansion and start-up costs related to east coast aseptic plant and west coast juice plant, as well as spoilage and other inventory reserves

# Consumer Products

*Healthy Fruit*



Sunrise Growers
Strawberry Banana Blend



$128M Rev
10.8% GM
Custom Formulation
Retail
Food Service
$174M Rev
9.3% GM[b]
Custom Formulation
Retail
Food Service
$411M Rev[a]
11.0% GM[a,b]
Custom Formulation
Food Service
Retail
2014
2015
2015PF
Sales Growth
GM%
3-5%
5-8%
8%-10%
16%-18%
Mid-term target

***Priorities to achieve targets:***

1. Ensure availability and integrity of supply
2. Innovation in processing and packaging
3. Maintain alignment with fastest growing customers across every channel
4. Capture cost synergies

[a] Pro Forma for Sunrise Growers acquisition
[b] adjusted by $4.2 million to account for acquisition accounting adjustments related to Sunrise's inventory sold subsequent to the acquisition date, as well as inventory reserves

# Consumer Products

*Healthy Snacks*



SunOpta
Trending Now: PREMIUM FRUIT SNACKS
SunOpta
Trending Now: NUTRITION & ENERGY BARS
Introducing: QUINOA CRISPIES
Quinoa Crispies
QUINOA CRISPIES
Cherry Almond



$95M Rev
4.7% GM
Bars
Pouches
Fruit Snacks
2014
$92M Rev[a]
5.3% GM[b]
Bars
Pouches
Fruit Snacks
2015

| Sales Level | GM% |
|---|---|
| $30M-$35M | 11%-13% |
| $60M-$65M | |
| $55M-$60M | |

**Mid-term target**

***Priorities to achieve targets:***

1. New platform leadership and go-to-market strategy
2. Accelerate growth through innovation
3. Improve utilization and margins by reducing customization

[a] includes revenue from Niagara Natural from August 12, 2015
[b] adjusted by $1.5 million to account for downtime, spoilage and other costs due to equipment failure

# Consolidated Business





$1.10B Rev
11.1% GM
$1.15B Rev
10.9% GM[b]
$1.38B Rev[a]
11.2% GM[a,b]
Consumer Products
Global Ingredients
Consumer Products
Global Ingredients
Consumer Products
Global Ingredients
2014
2015
2015 PF

| | Sales Growth | GM% |
|---|---|---|
| Consumer Products | +12% | 14%-16% |
| Global Ingredients | 5%-7% | |

**Mid-term target**

- SG&A target at or below 8.0% of sales
- D&A and stock comp est. $34 - $38m (~2.5% PF sales)

**Execution** → **Achieve Targets** → **Shareholder Value**

[a] Pro Forma for Sunrise Growers acquisition
[b] adjusted by $14.5 million to account for demurrage, detention and other related expenses, low margin sales to reduce inventory exposures, plant expansion and start-up costs related to east coast aseptic plant and west coast juice plant, acquisition accounting adjustments related to Sunrise's inventory sold subsequent to the acquisition date, downtime, spoilage, and other costs due to equipment failure, as well as inventory reserves.

# Capital Structure is Secured

1. Global Asset-Based Credit Facility

2. Second Lien Loan

3. Focus on Leverage Reduction

# Global Asset-Based Credit Facility

**5 YEAR $350M COMMITTED FACILITY**

- Committed financing matures on February 11, 2021
- Ability to increase total commitment to $450.0 million to accommodate growth
- New entrants to lending group that cover the company's global footprint

**INCREASED CAPACITY, LOWER RATES, FLEXIBILITY**

- Expanded borrowing capacity on asset base
- Interest rate ~50 bps lower than previous NA facility
- Enhanced flexibility to shift collateral between jurisdictions, supporting our two-touch model

**COVENANTS AND CAPABILITIES**

- Incurrence only (no maintenance covenants, subject to excess availability)
- Ability to draw on ABL to repay 2nd lien debt, subject to certain availability and other requirements

# Second Lien Loan

- Commitment agreed to with Underwriters ahead of Sunrise acquisition
- Interest rate is capped for any takeout financing at 9.50%
- Presently in $320 million 2nd Lien Bridge Loan, 1-year term, with rates starting at L+ 600 bps (Libor Floor of 1.0%). Step up 50 bps per quarter.

**COMMITTED FINANCING WITH CAPPED INTEREST RATE**

**EXPECTED FEATURES OF EVENTUAL BONDS**

**REPLACE WITH 7-YEAR BONDS, OR EXCHANGE AFTER 1 YR**

- If 2nd Lien Loan not re-financed after 1 year, automatic exchange for long-term debt (maturing 2022) on terms similar to original HY indenture

- Notes are expected to contain customary terms, covenants and redemption features for secured High Yield Notes
- Expected to include certain restrictions on the company's ability to incur additional indebtedness, make restricted payments and incur liens on certain assets.

# Focus on Leverage Reduction

## EBITDA GROWTH

- Execution against mid-term targets designed to deliver topline growth and expansion of EBITDA to 8.5-10.5% of sales

## FREE CASH FLOW GENERATION

EBITDA > annual cash demands:

- CAPEX ~$25m (maintenance $10-12m)
- Cash interest $31-33m
- Tax rate ~32% (mostly cash beyond 2016)
- Working capital growth < revenue growth

## LEVERAGE REDUCTION

- Currently approx. 5.0x levered based on PF Adjusted EBITDA.
- Targeting approx. one turn per year leverage reduction.
- Ability to influence variables to manage leverage (capex, working capital, SG&A)



# Strategy Recap

SunOpta

Bringing **well-being** to life

# Our Playbook

| | |
|---|---|
| PURPOSE | We responsibly bring healthy food from field to table |
| VALUES | Three interdependent core values which we live by and set us apart<br>**1. Unrelenting**<br>Definition: Conducting something in a constant way without stopping or becoming less forceful<br>Example: Passionately work to achieve goals; does not leave job unfinished; brings actions to closure; delivers on commitments<br>**2. Adaptable**<br>Definition: Willing and able to adjust oneself readily to different conditions<br>Examples: Willing to learn new roles/skills; look at problems from different perspectives; listen to/accept different ideas<br>**3. Collaborative**<br>Definition: Challenging others in a cooperative and positive manner to ensure the best outcome of any situation<br>Examples: Involving others in decision making/problem solving; active participation on teams; courage to voice concern |
| WHAT WE DO | We source, create and package healthy food |
| STRATEGY | **1. Focus on an efficient vertically integrated supply chain (2-touch)**<br>• Turnkey solutions in Consumer Products using our own ingredients<br>• Expand our sourcing capabilities for competitive advantage<br>**2. To build private label brands**<br>• Create loyalty because of our unique innovations and efficient supply chain to serve retailers/food service<br>• Work with brand owners on new products to ultimately create private label opportunities<br>**3. In emerging healthy categories**<br>• Focus on Healthy Beverage, Healthy Fruit and Healthy Snacks utilizing our consumer insights<br>• Operate at the leading edge of trends with ingredients and sourcing expertise |

# Excelution a Must in 3 Key Areas

## CUSTOMERS

**Commercial**:
Intimacy, diversification, pricing

**Innovation**:
From reactive to proactive

**Supply Chain**:
Delight from order entry to delivery







## EMPLOYEES

**Heads**: Engagement in strategy and plans

**Hearts**: Empower to bring well-being to life

**Hands**: Translate to actions every day

## COSTS

**Expenses**:
Maximize sustainable leverage

**Investments**:
Build for competitive advantage

**Acquisitions**:
Expand platform or tuck into core

# Our Key Priorities

**CPG Margin Improvement**
**% + $**

**Battle Plan KPI's**

**Supply Chain Efficiency**
1. Inventory Turns
2. Facility Complaints
3. Commodity Outlook

**Sunrise Growers Integration**
1. Deliver Base Business Results
2. Synergy Achievement
3. Steering Reports

**Deliver Revenue Plan**
1. Qlikview Report
2. Open Orders
3. OPTA (Open, Probe, Test, Achieve) Report

**Strategic Pricing/Mix Management**
1. Right Price
2. Contribution Margin %/$ vs. Budget
3. Bottom Quartile Actions

**COGS (Cost of Goods Sold) by Plant**
1. Productivity
2. Conversion Cost/Unit
3. Purchase Price
4. Labor
5. Yield
6. Volume

**CONP (Cost of Non-Performance)**
1. Inventory Adjustments
2. Inventory Risk
3. Top Issue Actions

**Goal is to Improve Q-over-Q and Year-Over-Year**

# Thank You for Attending



- That concludes our webcast for today
- Lunch and Innovation Center tour for those in Edina
- For any additional questions, contact rob.litt@sunopta.com

SunOpta

Bringing **well-being** to life